Exhibit 99.4

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13D, including all amendments thereto, with respect to the ordinary share, par value $0.01 per share, of Trans World Entertainment Corporation, and further agree that this Joint Filing Agreement shall be included as an exhibit to the first such joint filing and may, as required, be included as an exhibit to subsequent amendments thereto.

Each of the undersigned agrees and acknowledges that each party hereto is (i) individually eligible to use such Schedule 13D and (ii) responsible for the timely filing of such Schedule 13D and any and all amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no party is responsible for the completeness and accuracy of the information concerning any other party unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Joint Filing Agreement may be executed by one or more parties hereto, and an executed copy of this Joint Filing Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes as of the date hereof.

Dated: April 7, 2020

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date first written above.

/s/ Neil S. Subin
Neil S. Subin

MILFAM LLC

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

ALIMCO FINANCIAL CORPORATION

By:	/s/ Jonathan Marcus
Name:	Jonathan Marcus
Title:	CEO

ALIMCO RE LTD.

By:	/s/ Jonathan Marcus
Name:	Jonathan Marcus
Title:	CEO

/s/ Jonathan Marcus
Jonathan Marcus

[Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date first written above.

AMIL of Ohio, LLC

By:	MILFAM LLC
Its:	Manager

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

Catherine C. Miller Irrevocable Trust dtd 3/26/91

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Trustee

Catherine C. Miller Trust A-2

By:	MILFAM LLC
Its:	Investment Advisor

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

Catherine C. Miller Trust A-3

By:	MILFAM LLC
Its:	Investment Advisor

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

[Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date first written above.

Catherine Miller Trust C

By:	MILFAM LLC
Its:	Investment Advisor

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

Kimberley S. Miller GST Trust dtd 12/17/1992

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Trustee

LIMFAM LLC

By:	MILFAM LLC
Its:	Manager

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

Lloyd I. Miller Trust A-1

By:	MILFAM LLC
Its:	Investment Advisor

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

[Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date first written above.

Lloyd I. Miller, III Trust A-4

By:	MILFAM LLC
Its:	Investment Advisor

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

Lloyd I. Miller, III Irrevocable Trust dtd 12/31/91

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Trustee

Lloyd I. Miller, III Revocable Trust dtd 01/07/97

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Trustee

MILFAM I L.P.

By:	MILFAM LLC
Its:	General Partner

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

[Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date first written above.

MILFAM II L.P.

By:	MILFAM LLC
Its:	General Partner

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

MILFAM III LLC

By:	MILFAM LLC
Its:	Manager

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

/s/ Susan F. Miller
Susan F. Miller

[Signature Page to Joint Filing Agreement]